Exhibit 10.6

Amendment to Loan Documents                                  PNC Bank

     THIS AMENDMENT TO LOAN DOCUMENTS (this "Amendment") is made as of January 30, 1998, by and between DOVER DOWNS ENTERTAINMENT, INC., a Delaware corporation (the "Borrower"), and PNC BANK, DELAWARE (the "Bank").

                             WITNESSETH:

     WHEREAS, the Borrower has executed and delivered to the Bank, a $20,000,000.00 committed line of credit promissory note dated January 31, 1997 (the "Note") which is governed by a credit agreement dated January 31, 1997 (the "Credit Agreement"), and irrevocable and unconditional guaranty and suretyship agreements dated January 31, 1997, under which Dover Downs, Inc., a Delaware corporation; Dover Downs International Speedway, Inc., a Delaware corporation; and Dover Downs Properties, Inc., a Delaware corporation (together, the "Guarantys") guaranty the payment and performance of all indebtedness of the Borrower (collectively, the "Loan Documents") which evidence or secure the $20,000,000.00 committed line of credit to the Borrower from the Bank, as the Loan Documents may be amended, modified or extended from time to time (the "Obligation"); and

     WHEREAS, the Borrower has acquired Nashville Speedway USA, Inc., a Tennessee corporation, and such corporation has agreed to guaranty the Obligation of the Borrower; and

     WHEREAS, Nashville Speedway USA, Inc.; Dover Downs, Inc.; Dover Downs International Speedway, Inc.; and Dover Downs Properties, Inc. (together, the "Guarantors") have agreed to execute and deliver to the Bank a new guaranty and suretyship agreement in form and content satisfactory to the Bank under which the Guarantors shall guaranty the due and punctual payment of all indebtedness of the Borrower, including without limitation the Obligation; and

     WHEREAS, the Borrower has requested the Bank to extend the Expiration Date of the Obligation; and

     WHEREAS, the Borrower and the Bank desire to amend the Loan
Documents as provided for below;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

     1.  Each of the Loan Documents is amended as set forth in Exhibit
A. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended hereby. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents.

     2. This Amendment is deemed incorporated into each of the Loan Documents. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in any Loan Document, the terms and provisions hereof shall control.

     3. The Borrower hereby represents and warrants that (a) all of its representations and warranties in the Loan Documents are true and correct, (b) no default or Event of Default exists under any Loan Document, and (c) this Amendment has been duly authorized, executed and delivered and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

     4. This Amendment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

     5. This Amendment will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

     6. Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged and in full force and effect. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default thereunder, or a waiver or release of any of the Bank's rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the confession of judgment and waiver of jury trial provisions.


WITNESS the due execution hereof as a document under seal, as of the date first written above.

WITNESS / ATTEST:                  DOVER DOWNS ENTERTAINMENT, INC.


_______________________________    By:____________________________
                                                               (SEAL)
                                        Denis McGlynn
                                        President


_______________________________    By:____________________________
                                                               (SEAL)
                                        Robert M. Comollo
                                        Treasurer


                                   PNC BANK, DELAWARE


                                   By:_____________________________
                                                               (SEAL)
                                   Print Name: Paul L. Frick
                                   Title: Assistant Vice President

                              EXHIBIT A

The Loan Documents are hereby amended as follows:

1. Section 2 of the Note titled "Advances" is hereby amended by changing the Expiration Date from January 29, 1998, to January 29, 1999.

2.  The Credit Agreement is hereby amended as follows:

     A. Recital 2 on the first page of the Credit Agreement is amended by inserting "Nashville Speedway USA, Inc., a Tennessee corporation" into the list of operating companies referred to as the "Affiliated Companies" in the Credit Agreement.

     B. Recital 3 on the first page of the Credit Agreement is amended by adding the following subsection (iv):

     "(iv) Nashville Speedway USA, Inc., a Tennessee corporation, is a fully-owned subsidiary of the Borrower located in Nashville, Tennessee."

     C. Section A subsection 1 titled "Type of Facility and Use of Proceeds" on the first page of the Credit Agreement is amended by changing the Expiration Date from January 29, 1998, to January 29, 1999.

     D. The Addendum to Credit Agreement is hereby amended by adding "Nashville Speedway USA, Inc." to the list of Affiliated Companies under the section titled "Directors, Executive Officers, and other Senior Officers:".